As filed with the Securities and
Exchange Commission on ---------, 1995.                 Registration No. -----

==============================================================================
------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549
                           -------------------------

                                   FORM S-8
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                           -------------------------

                               KELLWOOD COMPANY
            (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                                  36-2472410
    (State or Other Jurisdiction of                   (I.R.S. Employer
    Incorporation or Organization)                   Identification No.)
                             600 KELLWOOD PARKWAY
                                P.O. BOX 14374
                          ST. LOUIS, MISSOURI  63178
                   (Address of Principal Executive Offices)

                    KELLWOOD COMPANY 1995 STOCK OPTION PLAN
                          FOR NONEMPLOYEE DIRECTORS
                                     AND
              KELLWOOD COMPANY 1995 OMNIBUS INCENTIVE STOCK PLAN
                          (Full Title of the Plans)

                             THOMAS H. POLLIHAN
                VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                             600 KELLWOOD PARKWAY
                                P.O. BOX 14374
                          ST. LOUIS, MISSOURI  63178
                   (Name and Address of Agent For Service)

                                (314) 576-3100
         (Telephone number, including area code, of agent for service)

                                   COPY TO:
                           FREDERICK W. AXLEY, P.C.
                           MCDERMOTT, WILL & EMERY
                            227 WEST MONROE STREET
                        CHICAGO, ILLINOIS  60606-5096

-----------------------------------------------------------------------------------------------

                                CALCULATION OF REGISTRATION FEE

                                                  Proposed         Proposed
        Title of                                  Maximum          Maximum
       Securities                Amount           Offering         Aggregate       Amount of
          to be                   to be             Price          Offering      Registration
       Registered             Registered<F1>     Per Share<F2>     Price<F2>          Fee
-----------------------------------------------------------------------------------------------
Common Stock ($.01 par       1,400,000 Shares      $19.3125       $27,037,500     $9,323.27
value per share) including
Preferred Stock
Purchase Rights<F3>

-----------------------------------------------------------------------------------------------

<F1>   An undetermined number of additional shares may be issued if the anti-dilution adjustment provisions of the plan become operative.

<F2>   Estimated solely for the purpose of calculating the
       registration fee in accordance with rule 457 under the Securities Act of 1933 based on the average of the high and low prices of a share of Common Stock, $.01 par value per share, as reported on The New York Stock Exchange.

<F3>   Prior to the occurrence of certain events, the Preferred Stock
       Purchase Rights will not be traded separately from the Common
       Stock.

                             PART II
       INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.
         ---------------------------------------

     The following documents heretofore filed with the Securities and Exchange Commission (the "Commission") by Kellwood Company
(the "Registrant") are incorporated herein by reference:

     (a) The Registrant's Annual Report on form 10-K for the fiscal year ended April 30, 1995, pursuant to Section 13(a) of the Securities Act of 1933 (the "Securities Act").

     (b)  All other reports filed by the Registrant pursuant to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934
(the "Exchange Act") since April 30, 1995.

     (c) The description of the Registrant's Common Stock is contained in the Registrant's registration statement on Form 8-A filed under the Exchange Act (SEC File No. 1-7340), including any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents").

     Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document
modifies or supersedes such statement.   Any such statement so
modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.   DESCRIPTION OF SECURITIES.
          -------------------------
          Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.
          --------------------------------------

          Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.
          -----------------------------------------

     Registrant's Certificate of Incorporation provides that the Registrant shall indemnify each director and officer of the Registrant to the fullest extent permitted by law, subject to the limitations set forth in its By-Laws. The By-Laws provide that the Registrant shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Registrant or serves or served at the request of the Registrant any other enterprise as a director or officer.

     Section 145 of the General Corporation Law of the State of
Delaware provides for the indemnification of directors and officers under certain circumstances, as therein set forth.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.
          -----------------------------------

          Not Applicable.

ITEM 8.     EXHIBITS
            --------

Exhibit
Number      Description of Exhibit
-------     ----------------------
  4.1(a)    Restated Certificate of Incorporation of Registrant,
            as amended.  Incorporated herein by reference to
            Form 10-Q for the quarter ended July 31, 1987 (SEC
            File No. 1-7340).

  4.1(b) Rights Agreement dated as of June 24, 1986 between the Registrant and Centerre Trust Company of St.
            Louis. Incorporated herein by reference to Registration Statement on Form 8-A filed June 24,
            1986.  As amended by Amendment dated August 21, 1990.
            Incorporated herein by reference to Form 10-Q for the quarter ended October 31, 1990 (SEC File No. 1-7340).


  4.2 Bylaws of Registrant. Incorporated herein by reference to Exhibit 3.2 of Form 10-K for the fiscal year ended April 30, 1995 (SEC File No. 1-7340).

  4.3(a)    Kellwood Company 1995 Stock Option Plan for
            Nonemployee Directors.   Incorporated herein by
            reference to Appendix B of Registrant's Proxy
            Statement dated July 13, 1995.

  4.3(b)    Kellwood Company 1995 Omnibus Incentive Stock Plan.
            Incorporated herein by reference to Appendix A of Registrant's Proxy Statement dated July 13, 1995.

  5 Opinion of Counsel as to the legality of the securities being registered.

                                    II-3

 23.1       Consent of Price Waterhouse LLP.

 23.2       Consent of Counsel (included in Exhibit 5).

 24         Power of Attorney (included on signature page).

ITEM 9.     UNDERTAKINGS.
            ------------

     The Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            (i)  To include any prospectus required by
     Section 10(a)(3) of the Securities Act;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;
     and

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (i) and (ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) That, for the purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act and each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (5) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 8th day of December, 1995.

                       KELLWOOD COMPANY


                       By:  /s/ William J. McKenna
                            --------------------------------------------------
                              William J. McKenna
                              Director, Chairman of the Board, Chief
                              Executive Officer  (Principal Executive Officer)

                             POWER OF ATTORNEY

          We, the undersigned officers and directors of Kellwood Company hereby severally constitute William J. McKenna and Thomas H. Pollihan, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement, and generally to do all things in our name and behalf in the capacities indicated below to enable Kellwood Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

          Pursuant to the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 8th day of December, 1995.

         Signature                     Title
         ---------                     -----

/s/ William J. McKenna                 Director, Chairman of the Board, Chief
------------------------------         Executive Officer (Principal Executive Officer)
    William J. McKenna

/s/ James C. Jacobsen                  Director, Vice Chairman (Principal Financial
------------------------------         and Accounting Officer)
    James C. Jacobsen

/s/ Hal J. Upbin                       Director, President and Chief Operating Officer
------------------------------
    Hal J. Upbin


                                    II-6


/s/ Raymond F. Bentele                 Director
------------------------------
    Raymond F. Bentele



/s/ Edward S. Bottum                   Director
------------------------------
    Edward S. Bottum


/s/ Kitty G. Dickerson                 Director
------------------------------
    Kitty G. Dickerson


/s/ Leonard A. Genovese                Director
------------------------------
    Leonard A. Genovese


/s/ Jerry M. Hunter                    Director
------------------------------
    Jerry M. Hunter


/s/ James S. Marcus                    Director
------------------------------
    James S. Marcus


/s/ Fred W. Wenzel                     Director
------------------------------
    Fred W. Wenzel


                               EXHIBIT INDEX

Exhibits marked with an asterisk (*) are filed herewith. All other documents listed are incorporated by reference to documents previously filed by Registrant with the Securities and Exchange Commission as indicated.


Exhibit No.                         Description
-----------                         -----------

  4.1(a) Restated Certificate of Incorporation of Registrant, as amended. Incorporated herein by reference to Form 10-Q for the quarter ended July 31, 1987 (SEC File No. 1-7340).

  4.1(b)        Rights Agreement dated as of June 24, 1986 between the
                Registrant and Centerre Trust Company of St. Louis.
                Incorporated herein by reference to Registration Statement on Form 8-A filed June 24, 1986. As amended by Amendment dated August 21, 1990. Incorporated by reference to Form
                10-Q for the quarter ended October 31, 1990 (SEC File No.
                1-7340).

  4.2           Bylaws of Registrant.  Incorporated herein by reference to
                Exhibit 3.2 of Form 10-K for the fiscal year ended
                April 30, 1995 (SEC File No. 1-7340).

  4.3(a)        Kellwood Company 1995 Stock Option Plan for Nonemployee
                Directors. Incorporated herein by reference to Appendix B of Registrant's Proxy Statement dated July 13, 1995.

  4.3(b)        Kellwood Company 1995 Omnibus Incentive Stock Plan.
                Incorporated herein by reference to Appendix A of Registrant's Proxy Statement dated July 13, 1995.

  5<F*> Opinion of Counsel as to the legality of the securities being registered.

 23.1<F*>       Consent of Price Waterhouse LLP.

 23.2<F*>       Consent of Counsel (included in Exhibit 5).

 24<F*>         Power of Attorney (included on signature page).


-----------------------
<F*>  Filed herewith.


                                    II-8